UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2007

AMERICAN REPUBLIC REALTY FUND I
(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	0-11578	39-1421936
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

200 North Dallas Pkwy, Suite 100, Plano, Texas	76102
(Address of principal executive offices)	(Zip Code)

(817) 836-8000
(Registrant's Telephone Number, Including Area Code)

NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁬ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁬ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁬ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁬ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 26, 2007, the Registrant completed the sale of its Forestwood apartment building located in Bedford, Texas. Ownership of the property was held by the Registrant through Spencer Road, Ltd., a Texas limited partnership owned by the Registrant. The Forestwood apartment building is a residential apartment building containing 263 units made up of one- to three-bedroom units. The purchaser of the property was The Bascom Group, LLC, a California limited liability company with offices in Dallas, Texas. The Registrant received cash consideration in the amount of $9,725,000 for the sale of the property and retired the existing mortgage debt of $5,712,240.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number  Description

2.1          Purchase and Sale Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2007
AMERICAN REPUBLIC REALTY FUND I

By:	/s/ Robert J. Werra
Robert J. Werra
General Partner